North Star Micro Cap Fund

Class I Shares (Symbol: NSMVX)

Class R Shares (Symbol: NSMYX)

North Star Dividend Fund

Class I Shares (Symbol: NSDVX)

Class R Shares (Symbol: NSDRX)

North Star Opportunity Fund

Class A Shares (Symbol: NSOPX)

Class I Shares (Symbol: NSOIX)

Class R Shares (Symbol: NSIRX)

North Star Bond Fund

Class I Shares (Symbol: NSBDX)

(each, a “Fund”)

Supplement dated January 24, 2020 to the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated April 1, 2019

The following provides new and additional information beyond that contained in the Funds’ current SAI and should be read in conjunction with the Funds’ current Prospectus and SAI.

1.	Portfolio Managers

North Star Opportunity Fund

Effective as of January 15, 2020, Jim Tassoni is no longer a portfolio manager of the North Star Opportunity Fund. All disclosures in the prospectus and SAI regarding Mr. Tassoni should be disregarded.

2.	Market Capitalization

As a result of the increase in market capitalizations of companies generally over time, the North Star Micro Cap Fund and North Star Dividend Fund have updated market cap definitions or investment limitations as noted below:

North Star Micro Cap Fund

Prospectus—Principal Investment Strategies

Effective as of January 24, 2020, for the purpose of the Fund’s investment strategy, the North Star Micro Cap Fund considers micro-cap companies as companies with market capitalizations of under $1 billion at the time of purchase. All disclosures regarding the Fund’s previous market capitalization limitation in the Summary and Statutory sections of the Fund’s prospectus should be disregarded.

North Star Dividend Fund

Prospectus—Principal Investment Strategies

Effective as of January 24, 2020, for the purpose of the Fund’s investment strategy, the North Star Dividend Fund will invest in companies with market capitalizations of under $2.5 billion. All disclosures regarding the Fund’s previous market capitalization limitation in the Summary and Statutory sections of the Fund’s prospectus should be disregarded.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated April 1, 2019, which provide information that you should know about the Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-855-580-0900.